Exhibit 99.4

Sponsorship Letter for Listing

Issued by Haitong Securities Co., Ltd.

in Respect of

Initial Public Offering and Listing on the

STAR Market of Beijing Tongmei Xtal

Technology Co., Ltd.

Sponsor (Lead Underwriter)

(No.689 Guangdong Road, Shanghai)

July 2022

Statement

Pursuant to the Company Law of the People’s Republic of China (hereinafter referred to as the “Company Law”), the Securities Law of the People’s Republic of China (hereinafter referred to as the “Securities Law”), the Administrative Measures on the Sponsorship of Securities Offering and Listing (hereinafter referred to as the “Sponsorship Administration Measures”), the Administrative Measures on the Registration of the Initial Public Offering of Stocks on the Science and Technology Innovation Board (for Trial Implementation) (hereinafter referred to as the “Registration Measures”), the Rules on the Listing of Stocks on the Science and Technology Innovation Board of Shanghai Stock Exchange (hereinafter referred to as the “Listing Rules”) and other applicable laws, administrative regulations and rules of the China Securities Regulatory Commission (hereinafter referred to as the “CSRC”) and Shanghai Stock Exchange, the Sponsor and sponsor representatives issue this Sponsorship Letter for Listing in good faith and with due care in strict accordance with its business rules and industry self-regulatory practices that are formulated in accordance with the law, and warrant that the documents issued are authentic, accurate and complete.

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I. Basic information of the Issuer

(I) Basic information of the Issuer

Issuer	北京通美晶体技术股份有限公司
English Name	Beijing Tongmei Xtal Technology Co., Ltd.
Registered Capital	RMB 885,426,756
Legal Representative	MORRIS SHEN-SHIH YOUNG
Date of Incorporation of Limited Company	September 25, 1998
Date of Incorporation of Joint Stock Company	April 16, 2021
Scope of Business

Production of monocrystalline polished wafers and related semiconductor materials and ultra-purity elements; R&D of monocrystalline polished wafers and related semiconductor materials and ultra-purity elements; sale of self-produced products; wholesale, commission-based agency (except auction) and import and export (not involving commodities under the state-owned trade management, and in case of involving any commodity subject to the quota or license management, the application shall be made therefor in accordance with applicable regulations of the State), providing consultation, technology and after-sales services. (The market entity independently chooses its businesses and carries out business activities in accordance with the law; for businesses that are subject to approval in accordance with the law, it will carry out business activities in accordance with the approved content after being approved by relevant authorities; it is not allowed to engage in business activities that are prohibited and restricted by the State and industrial policies of this city)

(II) Main business, core technologies and level of R&D

Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as the “Issuer”, “Company” or “Beijing Tongmei”), as a globally well-known semiconductor material technology enterprise, mainly engages in the research, development, production, and sales of InP substrates, GaAs substrates, germanium substrates, PBN materials, and other high-purity materials. The InP substrate, GaAs substrate, and germanium substrate products of the Company may be used to produce RF devices, optical modules, LEDs (mini LEDs and micro LEDs), lasers, detectors, sensors, space solar cell and other devices, having a broad scope of application in 5G communications, data centers, new generation display, artificial intelligence, unmanned driving, wearable device, aerospace, etc. The PBN materials and other high-purity materials products of the Company guarantee the high-quality supply of upstream materials for the Company’s semiconductor substrates at the very source, with a

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broad scope of application in compound semiconductor, semiconductor devices, OLED, LED, and other industries.

Having engaged in the business of III-V compound semiconductor materials for over 35 years, the core team of the Company has built in-depth technology and process accumulation. As of June 30, 2022, the Company has a total of 61 patents for invention, including 52 Chinese domestic patents for invention and 9 overseas patents for invention. In addition, the Company holds a number of process and formula proprietary technologies in the form of know-how. Based on reliable product quality and favorable market reputation, the Company has become one of the most competitive players in the global industry of III-V compound semiconductor materials. According to Yole, the Company held the second largest market shares for InP substrate products in 2020 and the fourth largest market shares for GaAs substrate products in 2019 in the world.

The Company is ranked in the first tier, among main competitors Sumitomo, JX of Japan, and Freiberger, in the global industry of III-V compound semiconductor materials. In the future, given the gradual migration of the semiconductor industry chain to China and maturing downstream industries, including 5G communications, data centers, new generation display, etc., the Company has the potential of developing into a leader for global III-V compound semiconductor substrate materials by making the most of the development opportunities on emerging markets in a new industrial cycle.

(III) Main operating and financial data and indicators

Item	December 31, 2021	December 31, 2020	December 31, 2019
Total assets (in RMB 0’000)	197,898.70	180,304.38	133,621.60
Equity attributable to owners of the parent (in RMB 0’000)	140,817.16	97,181.93	90,194.28
Debt-to-asset ratio (parent company)	16.71%	38.88%	44.24%
Item	2021	2020	2019
Operating revenue (in RMB 0’000)	85,734.52	58,317.04	46,222.68
Net profit (in RMB 0’000)	9,403.45	6,027.42	-2,806.35
Net profit attributable to the shareholders of the Issuer (in RMB 0’000)	9,458.76	4,822.19	-3,338.90
Net profit attributable to shareholders of the parent after deduction of extraordinary gain or loss (in RMB 0’000)	8,992.18	898.18	-1,505.14

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Basic earnings per share (RMB)	0.11	N/A	N/A
Diluted earnings per share (RMB)	0.11	N/A	N/A
Weighted average return on net assets	7.88%	5.04%	-3.68%
Net cash flows from operating activities (in RMB 0’000)	-1,953.44	5,525.03	9,767.77
Cash dividends (in RMB 0’000)	-	-	-
Ratio of R&D expenses to operating revenue	10.52%	7.73%	5.80%

(IV) Main risks of the Issuer

1. Relevant risks in the listing of the Company and its controlling shareholder AXT respectively on the STAR Market and NASDAQ.

After the current listing of the Company’s A-shares, the Company and its controlling shareholder AXT will respectively be listed on the STAR Market and NASDAQ. The Company and AXT shall abide by laws and regulations and listing supervision requirements of regulatory authorities of the two places Meanwhile. Information that needs to be disclosed publicly according to law shall be disclosed at both places Meanwhile.

Due to differences in laws and regulations as well as regulatory concepts between China and the United States, the Company and AXT are governed by different accounting standards and different regulatory requirements. Thus, there will be certain differences in specific accounting treatments and financial information disclosure. Meanwhile, due to differences in information disclosure requirements for listed companies raised by the securities regulatory authorities as well as differences in languages, cultures and expression habits, differences in the composition of investors and investment philosophies in China and the United States and differences in the specific conditions of the capital market, there may be differences between the stock price of the Company listed on the STAR Market and that listed on NASDAQ. This difference and AXT’s stock price fluctuations may affect the stock price of the Company listed on the STAR Market.

On December 18, 2020, the Holding Foreign Companies Accountable Act became law officially in the United States. It is stipulated by the “Holding Foreign Companies Accountable Act” that, starting from 2021, if the U.S. Securities and Exchange Commission (hereinafter referred to as the “SEC”) determines that a foreign company listed in the United States has hired any foreign (as opposed to the U.S., the same below)

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auditor that cannot be inspected by the U.S. Public Company Accounting Oversight Board (hereinafter referred to as “PCAOB”) for three consecutive years, the SEC will prohibit its securities registered in the U.S. from being traded on any U.S. national securities exchange (such as the NASDAQ or NYSE) or through over-the-counter trading.

If the annual audit report of a company listed in the U.S. is issued by a foreign accounting firm, and the PCAOB is unable to conduct or fully conduct an inspection or investigation on such accounting firm due to the position of such foreign government, the SEC will identify such listed company and include it in the identified issuer list, that is, the list of pre-delisted companies. If a listed company is included in the list of pre-delisted companies for three consecutive years, the SEC will prohibit such company from trading its shares in any U.S. securities market.

As of the signing date of this Prospectus, AXT has not been included by the PCAOB in the list of pre-delisted companies.

AXT has disclosed in the Risk Factors chapter of its released 2021 Annual Report (FORM 10-K) the risk of being included by PCAOB in the list of pre-delisted companies. AXT believes that the possibility of its being included in the list of pre-delisted companies still cannot be ruled out.

2. Integration of subsidiaries and management risks

During the reporting period, the Company completed the acquisition of Chaoyang Tongmei, Baoding Tongmei, Chaoyang Jinmei, Nanjing Jinmei, Beijing Boyu, AXT-Tongmei and other companies through the merger of companies under the same control. Such companies are mainly engaged in the R&D, production and sale of GaAs substrates, PBN materials and other high-purity materials, as well as overseas purchase and overseas sale of semiconductor substrate materials, mainly in the United States. After the merger of the above subjects, the Company carried out their integration in operation management, R&D activities and other aspects. As of now, the business has been operated for over 12 months since the reorganization, and the operation is in good condition. However, if the Company fails to effectively implement the integration and management of the subsidiaries it holds, the Company’s future business activities may be affected to some extent.

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3. Dependence on some key raw material suppliers and risk in raw material price fluctuations

The main raw materials required for the Company’s production include gallium metal, germanium ingots, quartz materials, high-purity arsenic, indium phosphide polycrystalline, boron trichloride, etc. The cost of raw materials accounts for a relatively high proportion in the production cost, and their price fluctuations will have certain impact on the Company’s performance. The Company usually purchases the foregoing main raw materials through purchase orders. As the above raw materials are not bulk commodities and there are few suppliers in the market, the Company relies on some key raw material suppliers to a certain extent, and the relevant suppliers may be unable to guarantee the long-term stable supply of the raw materials to the Company, so that the Company’s production and operation will be affected, leading to the failure to deliver products in time. In addition, the delayed supply of raw materials by a supplier may increase the production cost of the Company, and lead to delayed or reduced production, which will further affect the Company’s revenues and operating results.

4. The relocation of the factory resulted in risks in fluctuation of the gross profit margin of the products and the failure to meet the expected capacity with the new production line

In 2019, the Company started to relocate the GaAs production line from Beijing to Chaoyang, Liaoning and Baoding, Hebei, and re-hired the production staff. Due to the debugging of the production line and the low proficiency of the production staff, there were a large quantity of raw materials consumed and a low yield rate of GaAs substrates, and the original customer needed to re-verify the new production lines (to be completed around the first half of 2019). As a result, the operating costs were high, leading to large fluctuations in the gross profit margin of the Company’s GaAs substrates during the reporting period. According to simulation calculation, the increase in yield rate after the relocation of the production lines, the change in remunerations for the staff, the reduction in water and electricity costs, the redistribution of the production staff had an impact on the gross profit margin of GaAs substrates in 2020 and 2021 respectively, by 3.03% and 29.72%.

After the relocation of the GaAs production line, the InP substrates and germanium

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substrates need to assume a larger part of depreciation of fixed assets. Meanwhile, the Company has also reassigned the original GaAs substrate workshop staff in Beijing to InP substrate and germanium substrate workshops, and the idle production capacity of GaAs substrates has not been fully converted into the production capacity of InP substrate and germanium substrates, resulting in fluctuations in the gross profit margin of the Company's InP substrate and germanium substrate products to a certain extent.

The Company’s production lines in Chaoyang, Liaoning and Baoding, Hebei have improved the original production processes and enhanced the intelligence level. Although the foregoing production lines have been officially put into production, it will still take some time to adjust the new production line equipment and enhance the operating proficiency of the production staff. Thus, the Company’s production lines in Chaoyang, Liaoning and Baoding, Hebei are at the risk of not being able to achieve the design capacity stably, which may also result in fluctuations in the Company’s product gross profit margin to a certain extent.

5. Operating risk in relation to germanium substrates

Germanium substrates are now mainly used in the field of space satellite solar energy. Before 2014, the world’s major companies with mass production capacity for germanium substrates were the Issuer and Umicore. As AXT fully relocated its germanium substrate production base to China, the Company’s germanium substrate products gradually withdrew from the aerospace market of U.S. Thus, Umicore now has a higher global market share than the Company in terms of germanium substrates.

Due to the continuous growth of the global aerospace field and the commercial satellite market, Yunnan Germanium and other domestic germanium material upstream manufacturers have also started to enter the downstream germanium substrate market since 2014. At present, the Company and Yunnan Germanium are the two major germanium substrate manufacturers in the domestic market. According to the 2021 annual report of Yunnan Germanium, in 2021, it produced 235,700 pieces of photovoltaic-grade germanium products (converted to 4 inches), and expanded its production capacity by 200,000 pieces of 6-inch germanium substrates. With the growth of Yunnan Germanium’s output and sales of germanium substrates, there was a fierce competition in the price of germanium substrates between the Company and Yunnan Germanium. In 2021, the average unit price

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of germanium substrates of the Company in the domestic market dropped from RMB2,890,400/piece to RMB2,262,300/piece, a decline of 7.89%. The entry of Yunnan Germanium and other domestic competitors has resulted in intensified competition in the germanium substrate market. If the Company is unable to maintain a competitive advantage in the production of the existing products and the development of new products, there is a risk that the Company’s share in the germanium substrate market will be reduced, the revenue or gross profit of the Company generated therefrom may be further decreased.

6. Risks arising from changes in regulatory policies of the industry

The Company mainly operates in China, and its production and operation shall comply with relevant Chinese laws and regulations on production safety, environmental protection, use of hazardous chemicals, etc. In 2003, gallium was included in the “Catalogue of Hazardous Chemicals”. In 2015, gallium arsenide was listed as a dangerous chemical by the State Administration of Work Safety. The continuous tightening of regulatory policies in the industry requires the Company to strengthen the management of production, to ensure the legality and compliance of its production and operation. If the Company and its subsidiaries fail to comply with the relevant laws and regulations, they may have to assume heavy liabilities or be subject to the suspension of relevant business due to the removal of hazardous waste, personal injury or administrative punishment. The occurrence of the foregoing events may have material adverse impact on the Company’s business, financial status and operating results.

7. Risks in technology renewal

In the development of semiconductor materials, with technological breakthroughs in silicon-based materials, there is a risk that gallium arsenide substrates may be replaced by SOIs (SOIs) in radio frequency devices and other application fields. SOIs have certain performance advantages over silicon substrates. Though the radio frequency devices manufactured with SOIs are not as good as products manufactured with gallium arsenide substrates in terms of power consumption, heat generation and transmission speed for the time being, their cost is lower than that of gallium arsenide substrates, and the former has partially substituted the latter in smart phone and other application fields. If the cost performance of SOIs or other new substrate products is further improved and gains broader

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recognition in the market, or is used in more application scenarios, the scope of application of III-V compound semiconductor substrate materials will be narrowed, which may have adverse impact on the Company’s business and operating results.

8. Risks in market competition

The industry which the Company is engaged in has a high degree of market concentration. The III-V compound semiconductor substrate and germanium substrate products manufactured by the Company compete directly with Sumitomo, JX of Japan, Freiberger, Umicore and other international leading companies worldwide. All of the foregoing international competitors have strong R&D capabilities, technical reserves, sales channels and market reputation, and may also develop more advanced technologies and launch more competitive new products. Meanwhile, these competitors also have core technologies that are similar to the Company’s VGF technology.

With the continuous growth of the semiconductor terminal application market in China, the market of compound semiconductor materials has been developing rapidly, and new projects of III-V compound semiconductor materials are also emerging. The Company will face competitions from both international leading companies and new Chinese entrants, leading to the decline of prices of the Company’s products. If the Company is unable to deal with such competition effectively, the Company’s operating revenues, operating results and financial status will be affected adversely.

9. Risk in the loss of key personnel

The industry which the Company is engaged in is highly technology-intensive, and there is a large demand for professional talents, especially R&D personnel and outstanding management staff. With the continuous growth of market demand and the increasingly fierce competition in the industry, the competition for professional technical talents in the semiconductor materials industry has been intensifying. If the Company is unable to provide a better platform for development, salary packages that are more competitive in the market and good R&D conditions, the Company may be exposed to the risk of losing key personnel. The loss of key personnel of the Company will have adverse impact on its business.

10. Risk in the leakage of core technologies

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With the long-term technology R&D and process accumulation, the Company has owned a series of independent intellectual property rights and technical know-hows. The Company attaches much importance to the protection of its core technologies. However, if the network security system of the Company or its suppliers cannot avoid unauthorized accesses, complex network attacks, or the any intellectual property right or technical know-how of the Company is leaked due to the improper handling of sensitive data by the Company’s employees or suppliers, the Company’s reputation and competitive position may be seriously endangered, which will further affect the Company’s business development and operating results adversely.

II. Particulars of this Offering by the Issuer

Type of shares	RMB-denominated ordinary shares (A-shares)
Par value per share	RMB1.00 per share
Number of shares offered

Up to 98,390,000 shares will be offered in this public offering, representing at least 10.00% of the total share capital of the Company immediately after the completion of this Offering. No existing shareholder will publicly sell any share through this Offering

Post-offering total share capital	Up to 983,816,756 shares
Mode of pricing

The Issuer and the Lead Underwriter will inquire with professional institutional investors such as securities companies, fund management companies, trust companies, finance companies, insurance companies, qualified foreign institutional investors, and PE fund managers registered with the Securities Association of China, to determine the offering price of shares

Mode of offering	The shares will be offered through inquiry of and allocation to offline enquiry targets and online subscription, or in such other manner as approved by the securities regulatory authorities.
Targets of offering

Qualified enquiry targets and individuals, corporations and other investors who have opened accounts on the STAR Market of the Shanghai Stock Exchange, except for those prohibited by the applicable laws and regulations of the State.

Mode of underwriting	Standby underwriting
Proposed place of listing	Shanghai Stock Exchange

III. Project sponsor representatives, assistant and other members of the project team for this securities offering

(I) Project sponsor representatives

The Sponsor designates ZHONG Zhuke and WU Ting as sponsor representatives for

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the initial public offering and listing of shares of Beijing Tongmei Xtal Technology Co., Ltd. on the STAR Market (hereinafter referred to as this “Offering”).

ZHONG Zhuke: a sponsor representative of this Project, a senior VP of the Investment Banking Headquarter of Haitong Securities. He has been engaged in the investment banking business since 2015. He has mainly participated in the private placement of HEAG, the major asset restructuring of GQY Video & Telecom, the IPO of CSII, the private placement of CSII on the ChiNext Market, the IPO of Hualian Porcelain Industry, the IPO of CAINA TECHNOLOGY, the major asset restructuring of DONGHAO LANSHENG, etc.

WU Ting: a sponsor representative of this Project, a senior manager of the Investment Banking Headquarter of Haitong Securities. He has been engaged in the investment banking business since 2017. He has mainly participated in the IPO of Shandong Jingdao Microelectronics, the public offering of FENGGUANG PRECISION MACHINERY on the NEEQ Select, etc.

(II) Project assistant

The Sponsor designates XI Hua as the project assistant for this Offering.

XI Hua: the project assistant of this Project, a senior manager of the Investment Banking Headquarter of Haitong Securities. He has been engaged in the investment banking business since 2020. He has mainly participated in the IPO of ACM Research, the IPO of Masteck, etc.

(III) Other members of the project team

Other members of the project team of this Offering: ZHANG Bowen, LI Ling and WANG Jianwei.

IV. Statement on whether there is any circumstance under which the Sponsor’s performance of its sponsorship duties in a fair manner may be affected

1. Haitong Innovation, Haitong New Driving Force and Haitong New Energy hold 1.4859%, 1.3373% and 0.5201% of the Issuer’s shares respectively. The fund manager of

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both Haitong New Driving Force and Haitong New Energy and the executive partner of Haitong New Driving Force is Haitong New Energy Private Equity Investment Management Co., Ltd. Haitong Innovation holds 49.40% equity interest in Haitong New Energy, Haitong Capital Co., Ltd. holds 0.50% and 19.33% equity interest in Haitong New Energy and Haitong New Driving Force respectively. Both the indirect shareholder of Haitong New Energy Private Equity Investment Management Co., Ltd. and the controlling shareholder of Haitong Capital Co., Ltd. and Haitong Innovation is Haitong Securities.

The Sponsor will arrange relevant subsidiaries to participate in the strategic placement of the Issuer in this Offering in accordance with relevant rules of the Exchange.

Except for the above, neither the Sponsor nor any of its controlling shareholder, actual controller, or significant related parties holds any share in the Issuer or any of its controlling shareholder, actual controller, or significant related parties.

2. Neither the Issuer nor any of its controlling shareholder, actual controller, or significant related parties holds any share in the Sponsor or any of its controlling shareholder, actual controller, or significant related parties;

3. None of the sponsor representatives and their spouses, directors, supervisors and senior executives of the Sponsor holds any share in the Issuer or any of its controlling shareholder, actual controller or significant related parties, or holds a position in the Issuer or any of its controlling shareholder, actual controller or significant related parties;

4. There is no mutual security, financing or any other relationship between the controlling shareholder, actual controller or significant related parties of the Sponsor and the controlling shareholder, actual controller or significant related parties of the Issuer;

5. There is no other related party relationship between the Sponsor and the Issuer.

V. Undertakings of the Sponsor

The Sponsor undertakes that:

I. The Sponsor has conducted due diligence and prudential verification on the Issuer, its controlling shareholder, and actual controller in accordance with laws, regulations, and the relevant rules of the CSRC and the Shanghai Stock Exchange, and has fully understood

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the operating conditions of the Issuer and the risks and problems the Issuer faces, and completed the corresponding internal review procedure.

The Sponsor agrees to recommend the Issuer’s securities to be offered and listed in this Offering, has corresponding sponsorship working papers to support the same and accordingly issues this Sponsorship Letter for Listing.

II. Through the due diligence and prudential verification of application documents, the Sponsor:

1. has sufficient reasons to believe that the Issuer complies with laws and regulations and the relevant rules of the CSRC and the Shanghai Stock Exchange with respect to the offering and listing of securities;

2. has sufficient reasons to believe that the Issuer's application documents and information disclosure materials have no false record, misleading representation or material omission;

3. has sufficient reasons to believe that the Issuer and its directors have sufficient and reasonable basis for expressing opinions in the application documents and information disclosure materials;

4. has sufficient reasons to believe that there is no substantial difference between the application documents, information disclosure materials and opinions expressed by the securities service agencies;

5. warrants that the designated sponsor representatives and relevant staff members of the Sponsor are diligent and responsible and have conducted due diligence and prudential verification on the Issuer’s application documents and information disclosure materials;

6. warrants that the Sponsorship Letter and other documents in relation to its performance of sponsorship duties have no false record, misleading representation or material omission;

7. warrants that the professional services and professional opinions provided to the Issuer are in compliance with laws, administrative regulations, rules of the CSRC and industry standards;

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8. voluntarily accept the regulatory measures imposed by the CSRC in accordance with the Administrative Measures on the Sponsorship of Securities Offering and Listing;

9. other matters as required by the CSRC.

VI. Decision-making procedure performed for this Securities Offering

The Sponsor has verified the implementation of the decision-making procedure for this Offering. Upon verification, the Sponsor considers that the Issuer has fulfilled the decision-making procedure as stipulated in the Company Law, the Securities Law and the provisions of the CSRC and the Shanghai Stock Exchange, the details of which are specified as follows:

1. Process of review by the board of directors

On November 29, 2021, the Company held the seventh meeting of the first board of directors, reviewed and passed the Proposal on the Company’s Initial Public Offering and STAR Market Listing of Shares, the Proposal on the Use of Funds Raised by the Company’s Initial Public Offering of Shares, the Proposal on the Plan Concerning the Distribution of Profits Accumulated Before the Company’s Initial Public Offering of Shares, the Proposal on Requesting the General Meeting of Shareholders to Authorize the Board of Directors to Deal with the Specific Matters in relation to the Company’s Initial Public Offering and STAR Market Listing of Shares and other proposals in relation to this Offering and listing.

2. Process of review by the general meeting of shareholders

On December 15, 2021, the Company held the second extraordinary general meeting of shareholders in 2021, reviewed and passed the Proposal on the Company’s Initial Public Offering and STAR Market Listing of Shares, the Proposal on the Use of Funds Raised by the Company’s Initial Public Offering of Shares, the Proposal on the Plan Concerning the Distribution of Profits Accumulated Before the Company’s Initial Public Offering of Shares, the Proposal on Requesting the General Meeting of Shareholders to Authorize the Board of Directors to Deal with the Specific Matters in relation to the Company’s Initial Public Offering and STAR Market Listing of Shares and other proposals in relation to this Offering and listing.

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VII. The Sponsor’s description of the satisfaction by the Issuer of the positioning of the STAR Market

(I) Issuer satisfies the requirement of the STAR Market for industry

The Company are mainly engaged in the R&D, production and sale of InP substrates, GaAs substrates, germanium substrates, PBN materials (PBN crucible, PBN plate, etc.) and high-purity materials (high-purity gallium with the purity of 6N, 7N and 8N, gallium-magnesium alloy, indium-magnesium alloy, etc.).

According to the Guidelines on the Industrial Classification for the Listed Companies (2012 Revision) of the CSRC, the Company is classified into the “C39 computer, communication and other electronic equipment manufacturing industry” under “C manufacturing industry”. According to the Industrial Classification for National Economic Activities (GB/T 4754-2017) of the Standardization Administration, the Company is classified into the “C398 manufacturing of electronic components and special-purpose electronic materials” under the “C39 computer, communication and other electronic equipment manufacturing industry”.

In addition, according to the Classification of Strategic Emerging Industries (2018) (No.23 Order of the National Bureau of Statistics) of the National Bureau of Statistics, the main products of the Company are classified into “1.2.3 Manufacturing of high energy storage and critical electronic materials” and “3.4.3.1 Manufacturing of semiconductor crystals”.

Semiconductor materials, as an important part in the upstream of the semiconductor industry chain, play a key role in the manufacturing of semiconductor products like integrated circuits and discrete devices, and have great significance in the upgrade of the industrial structure of China and the development of national economy. In order to promote the development of the semiconductor industry, strengthen the ability of industrial innovation and international competitiveness, propel the transformation of traditional industries and product upgrades, and further promote the continued, rapid and healthy development of the national economy, China has introduced a series of policies to encourage and support the development of the semiconductor industry in recent years, creating a sound policy environment for the development of the semiconductor industry.

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Upon verification, the industry where the Issuer operates is the industry of “manufacturing of semiconductor materials”, which fall into the industry specified under Article 3 of Tentative Provisions for Application for and Recommendation of Listing of Enterprises on the STAR Market of the Shanghai Stock Exchange, which stipulates that “(1) the new generation of information technology, mainly including semiconductor and integrated circuit, electronic information, next-generation information networks, artificial intelligence, big data, cloud computing, software, Internet, IoT, smart hardware, etc.”; the main business of the Issuer is in line with the industry into which the Issuer is classified, and there is no significant difference with the industry into which its comparable companies are classified.

(II) Verification on the Issuer’s satisfaction of the requirement for science and technology innovation attributes

The Company’s aggregate R&D expenses in 2019, 2020 and 2021 amount to RMB 162,101,000, accounting for 8.52% of the aggregate operating revenue in the past three years, the aggregate R&D expenses in the last three years account for more than 5% of the aggregate operating revenue in the last three years, the Company therefore satisfies the requirement set forth in Article 1(1) of the Guide on Assessment of Science and Technology Innovation Attributes (for Trial Implementation).

As of December 31, 2021, the Company’s R&D personnel account for 13.40% of the total number of employees, R&D personnel account for no less than 10% of the total number of employees in relevant year, the Company therefore satisfies the requirement set forth in Article 1(2) of the Guide on Assessment of Science and Technology Innovation Attributes (for Trial Implementation).

As of June 30, 2022, the Company owns 52 issued invention patents in China, and 9 invention patents abroad; and the Issuer’s revenue from products using core technologies accounted for 99.99%, 99.99% and 99.61% of the operating revenue in 2019 to 2021 respectively, there are more than 5 invention patents (including national defense patents) from which the main business income is derived, the Company therefore satisfies the requirement set forth in Article 1(3) of the Guide on Assessment of Science and Technology Innovation Attributes (for Trial Implementation).

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The Company’s operating revenue was RMB 462‚226‚800, RMB 583‚170‚400 and RMB 857,345,200 in 2019, 2020 and 2021 respectively, the operating revenue of the Company in the most recent year is more than RMB 300,000,000, the Company therefore satisfies the requirement set forth in Article 1(4) of the Guide on Assessment of Science and Technology Innovation Attributes (for Trial Implementation).

As of June 30, 2021, the Company owned 61 invention patents, including 52 issued invention patents in China and 9 invention patents abroad, a total of 52 upon deduplication; there are 52 invention patents (including national defense patents) in total which constitute the Company’s core technologies and relate to the Company’s main business income (upon deduplication). Those patents are used for monocrystal growth, wafer cutting, edge trimming, grinding, polishing, cleaning and other processes, the production of PBN materials and other high-purity materials, and other main processes, and conforms to Article 6 of the Tentative Provisions for Application for and Recommendation of Listing of Enterprises on the STAR Market of the Shanghai Stock Exchange (April 2021 Revision).

To sum up, the Company complies with Article 5 of the Tentative Provisions for Application for and Recommendation of Listing of Enterprises on the STAR Market of the Shanghai Stock Exchange (April 2021 Revision), and complies with the provision that “there are more than 50 invention patents (including national defense patents) which constitute core technologies and relate to the main business revenue” under Article 6.

(III) Upon verification, the Sponsor considers that the Issuer owns the science and technology innovation attributes, and accordingly satisfies the positioning of the STAR Market.

VIII. The Sponsor’s statement about the compliance of this securities offering with the issuance conditions

The Sponsor has verified the Issuer’s compliance with the listing conditions under the Listing Rules on a case-by-case basis. Upon verification, the Sponsor believes that the Issuer’s current offering complies with the issuance conditions stipulated by the Listing Rules. Details are as follows:

(I) Compliance with the issuance conditions stipulated by the CSRC

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1. The subject qualification of the Issuer

The Issuer is a joint stock limited company established according to law and has been in the “going concern” status for more than 3 years with a sound and well-functioning organizational structure, and its relevant organizations and personnel can perform their duties legally.

Where a limited liability company is transformed into a joint stock limited company by converting its original net book asset value into shares as a whole, the duration of the “going concern” status may be counted from the date of incorporation of the limited liability company.

(1) The Sponsor has reviewed the Issuer’s industrial and commercial files, business license and other relevant materials. On September 9, 1998, the Foreign Economic Relations and Trade Commission, Tongzhou District, Beijing issued the Official Reply on Contracts, Articles of Association and Composition of the Board of Directors Regarding the Incorporation of Beijing Tongmei Xtal Technology Limited ([1998] Tong Wai Jing Mao Fa No. 93), which agreed to the incorporation of Beijing Tongmei Xtal Technology Co., Ltd. (predecessor of the Issuer, hereinafter referred to as “Tongmei Limited”) as a joint venture incorporated by Head Office of Tongzhou Industrial Development Zone, Beijing and AXT, with a registered capital of USD 3.06 million. On September 15, 1998, the Beijing Municipal People’s Government issued the Certificate of Approval for Foreign-Invested Enterprises of the People’s Republic of China to Tongmei Co., Ltd. (Wai Jing Mao Jing Zi [1998] No. 00455). On September 25, 1998, Tongmei Limited obtained the Business License for Corporate Legal Person issued by the State Administration for Industry and Commerce.

On April 16, 2021, with the unanimous consent of all the promoters at the Issuer’s founding conference, the audited net assets of Tongmei Limited of RMB 1,345,479,418 as of January 31, 2021 would be converted into 885,426,756 shares at the ratio of 1:0.6581, and the remaining RMB 460,052,662 was accrued to the capital reserve, to initiate the incorporation of Beijing Tongmei Xtal Technology Limited by way of overall change. On April 16, 2021, the Market Supervision Administration of Tongzhou District, Beijing issued a new business license (unified social credit code: 91110000700004889C).

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To sum up, the Issuer is a joint stock limited company incorporated and validly existing in accordance with the provisions under Article 10 of the Administrative Measures for Registration.

(2) The Issuer has been transformed into a joint stock limited company through the conversion of the former limited company’s net book asset value into shares as a whole. The Company has been running continuously for more than three years as of the date of incorporation of the limited company, which complies with the provisions under Article 10 of the Administrative Measures for Registration.

2. The Issuer’s finance and internal control

The accounting standards of the Issuer as well as the preparation and disclosure of its financial statements comply with the Accounting Standards for Enterprises and relevant information disclosure rules, and fairly reflect the Issuer’s financial status, operating results and cash flow in all material aspects, regarding which a certified public accountant have issued an unqualified audit report.

The Issuer’s internal control system is sound and effectively implemented, which can reasonably guarantee the Company’s operational efficiency, legal compliance as well as the reliability of its financial statements, and an unqualified internal control verification report has been issued by a certified public accountant.

(1) The Sponsor has reviewed the Issuer’s relevant financial management system and confirmed the Issuer’s accounting standards; Ernst & Young Hua Ming Certified Public Accountants (Special General Partnership) issued a standard unqualified Audit Report, and in all material aspects, the Issuer’s financial statements are prepared based on the Accounting Standards for Business Enterprises and fairly reflect the Issuer’s financial status, operating results and cash flow during the reporting period, and comply with Clause 1, Article 11 of the Administrative Measures for Registration.

(2) The Sponsor has reviewed the Issuer’s internal control system and confirmed that the Issuer’s internal control is effective in all material aspects. Ernst & Young Hua Ming Certified Public Accountants (Special General Partnership) issued the “Internal Control Audit Report, stating that “As of December 31, 2021, Beijing Tongmei’s internal control

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regarding financial statements specified in the internal control report has effectively maintained the internal control regarding financial statements established in accordance with the “Basic Standards for Enterprise Internal Control” (Cai Kuai [2008] No. 7) in all material aspects.” It complies with the provisions of Clause 2, Article 11 of the Administrative Measures for Registration.

3. The Issuer’s “going concern” status

The Issuer has a complete business system and has the ability to operate independently and continuously in the market:

(1) The assets are complete, the business and personnel, finance and organizations are independent, and there is no horizontal competition with controlling shareholders, actual controllers and other companies controlled thereby that would have material adverse effects on the Issuer or related-party transactions that seriously affect independence or that are obviously unfair.

To gain an in-depth understanding of the Issuer’s business model, the Sponsor has reviewed the Issuer’s major contracts, interviewed major clients and suppliers through on-site visits and videos, and had interviews with the Issuer’s major functional departments, senior officers and controlling shareholders, so as to understand the Issuer’s organizational structure, business process and actual operating conditions. The Sponsor has confirmed that the Issuer has a complete business system and has the ability to operate independently and continuously in the market. Upon verification, the Issuer’s assets are complete, the business and personnel, finance and organizations are independent, which comply with the provisions under Clause 1, Article 12 of the Administrative Measures for Registration.

(2) The Issuer’s main business, control rights, management team and core technical personnel are stable. There have been no major adverse changes in its main business, directors, senior officers or core technical personnel in the past two years; the ownership of the Issuer’s shares held by shareholders controlled by the controlling shareholders, controlled shareholders and actual controllers is clear. The controller has not been changed in the past two years, and there are no major ownership disputes that may lead to any change of the control right.

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The Sponsor has reviewed the Issuer’s Articles of Association, resolutions and minutes of meetings of the Board of Directors and general meetings, reviewed the industrial and commercial registration documents, reviewed the Issuer’s financial statements, and confirmed the stability of the Issuer’s main business, management team and core technical personnel; There have been no major adverse changes in its main business, directors, senior officers or core technical personnel in the past two years; the ownership of the Issuer’s shares held by shareholders controlled by the controlling shareholders and controlled shareholders is clear. The controller has not been changed in the past two years, and there are no major ownership disputes that may lead to any change of the control right. The Issuer abides by Clause 2, Article 12 of the Administrative Measures for Registration.

(3) The Issuer does not have any major ownership disputes on main assets, core technologies, trademarks, etc., major debt repayment risks, major guarantees, litigations, arbitrations and other contingencies, or major changes in the business environment that have occurred or will occur and other issues that have material adverse impact on the Issuer’s “going concern” status.

The Sponsor has reviewed the ownership documents of the Issuer’s main assets, core technologies, trademarks, etc., and confirmed that the ownership of the Issuer’s main assets, core technologies, trademarks, etc., is clear, and there are no major ownership disputes. The Sponsor has obtained the Issuer’s relevant credit record documents from the bank, and checked the Issuer’s relevant litigation and arbitration documents. The Issuer has no major debt repayment risks, and has no guarantees, litigations, arbitrations and other major contingencies that have impact on the “going concern” status.

The Sponsor has reviewed and analyzed relevant industry research materials, industry analysis reports, industry development plans formulated by competent industry authorities, etc., interviewed the Issuer’s senior officers, verified and analyzed the Issuer’s operating materials, financial statements, audit reports, etc., and confirmed that there are no major changes in the business environment that have occurred or will occur and other issues that have material adverse impact on the Issuer’s “going concern” status. The Issuer abides by Clause 3, Article 12 of the Administrative Measures for Registration.

4. Standardized operation of the Issuer

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(1) The Issuer’s production and operation comply with laws and administrative regulations, and comply with national industrial policies.

The Sponsor has reviewed the Issuer’s Articles of Association, reviewed relevant laws and regulations of the industry and national industrial policies, reviewed various government permits, title certificates or approval documents required for the production and operation of the Issuer, checked the Issuer’s production and operation premises, confirmed the Issuer’s main scope of business is the production of single crystal polished wafers and related semiconductor materials and ultra-pure elements; R&D of single crystal polished wafers and related semiconductor materials and ultra-pure elements; sale of its own products; wholesale of semiconductor materials and products, commissioned agency services (except auction), import and export (not involving commodities under state-owned trade management, any commodities involving quota and license management shall be subject to application in accordance with relevant national regulations); provision of consulting, technology and after-sales services. The Issuer’s production and operation comply with laws, administrative regulations and the Company’s Articles of Association, and comply with national industrial policies. Therefore, the Issuer abides by the Clause 1, Article 13 of the Administrative Measures for Registration.

(2) In the past 3 years, the Issuer and its controlling shareholders and actual controllers have not committed corruption, bribery, embezzlement of properties, misappropriation of properties, disruption of the order of the socialist market economy or any other crimes, and have not committed any fraudulent issuance, major information disclosure violation or other major violations of the law involving national security, public safety, ecological safety, production safety, public health and safety and other areas.

No Directors, supervisors and senior officers have been subject to any administrative penalties imposed by the CSRC in the past three years, or have been investigated by the judicial organ for suspected crimes, or have been investigated by the CSRC for suspected violations of laws and regulations, which are still pending.

The Sponsor has obtained the explanation of the Issuer and its controlling shareholders regarding violations of laws and regulations, obtained documentary evidence issued by relevant departments and legal opinions issued by overseas lawyers, and confirmed that the

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Issuer and its controlling shareholders have not committed corruption, bribery, embezzlement of properties, misappropriation of properties, disruption of the order of the socialist market economy or any other crimes, and have not committed any fraudulent issuance, major information disclosure violation or other major violations of the law involving national security, public safety, ecological safety, production safety, public health and safety and other areas. Therefore, the Issuer abides by the Clause 2, Article 13 of the Administrative Measures for Registration.

The Sponsor has reviewed the announcements of the CSRC and the Stock Exchange, interviewed the Issuer’s directors, supervisors and senior officers, and obtained declaration documents from relevant personnel, and confirmed that no Directors, supervisors and senior officers have been subject to any administrative penalties imposed by the CSRC in the past three years, or have been investigated by the judicial organ for suspected crimes, or have been investigated by the CSRC for suspected violations of laws and regulations, which are still pending. Therefore, the Issuer abides by the Clause 3, Article

(II) The total share capital after the issuance shall be no less than RMB 30 million

The total equity of the Issuer is RMB 885,426,756. According to the resolution of the Issuer’s general meeting, the Issuer intends to offer publicly no more than 98,390,000 shares. After the issuance, the total number of shares of the Issuer will not exceed 983,816,756 shares, and the total share capital after the issuance will be no less than RMB 30 million.

(III) The publicly offered shares account for more than 25% of the Company’s total shares; if the Company’s total share capital exceeds RMB 400 million, the publicly issued shares shall account for more than 10%

The total equity of the Issuer is RMB 885,426,756. According to the resolution of the issuer’s general meeting of shareholders, the issuer intends to publicly issue no more than 98,390,000 shares, accounting for no less than 10% of the total share capital after the issuance.

(IV) Compliance of the market value and financial indicators comply with relevant regulations

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The listing standard selected by the Issuer is Paragraph (4), Article 2.1.2, Chapter II of the “Listing Rules for the STAR Market of the Shanghai Stock Exchange”: The estimated market value shall be no less than RMB 3 billion, and the operating revenues in the past year shall be no less than RMB 300 million.

According to the “Audit Report” of a standard unqualified audit opinion issued by Ernst & Young Hua Ming Certified Public Accountants (Special General Partnership), the Issuer’s operating revenues in the past year was RMB 857 million, which is in line with the standard of RMB 300 million for operating revenues of the past year.

Based on the equity transfer and the valuation of domestic listings of comparable companies during the reporting period, the Issuer’s estimated market value is no less than RMB 3 billion, which is in line with the market value indicator in the selected listing standard. The specific listing standard selected by the Issuer meets the requirements under Paragraph (4), Article 2.1.2 of the Listing Rules for the STAR Market of the Shanghai Stock Exchange.

IX. The Sponsor’s Arrangement for the Continuous Supervision and Guidance of the Issuer

1. The period of continuous supervision and guidance is the remaining period of the year when the securities are listed and the following 3 complete fiscal years.

2. In the event that there are sufficient reasons to be convinced that the Issuer may have violated any laws or regulations or committed other improper acts, the Issuer shall be urged to make an explanation and correct it within a required time limit; if the circumstances are severe, it shall be reported to the CSRC and the Shanghai Stock Exchange.

3. As prescribed by the information disclosure provisions of the CSRC and the Shanghai Stock Exchange, a public statement shall be made on the Issuer’s violation of laws and regulations.

4. Supervise and guide the Issuer to effectively implement and improve the system to prevent major shareholders and other related parties from occupying the Issuer’s resources improperly.

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5. Supervise and guide the Issuer to effectively implement and improve the internal control system to prevent its senior officers from impairing the Issuer’s interests by taking advantage of their positions.

6. Supervise and guide the Issuer to effectively implement and improve the system to ensure the fairness and compliance of related-party transactions, and express opinions on related-party transactions.

7. Supervise and guide the Issuer to perform its obligation of information disclosure, review information disclosure documents and other documents submitted to the CSRC and the Stock Exchanges.

8. Continue to pay attention to the Issuer’s use of the raised funds, the implementation of its investment projects and other commitments.

9. Continue to pay attention to the Issuer’s activities such as guarantees provided to other parties, and express corresponding opinions.

10. Other tasks assigned by the CSRC and under the sponsorship agreement.

X. Contact information of the Sponsor and the Sponsor’s Representatives

Sponsor: Haitong Securities Co., Ltd.

Sponsor’s representatives: ZHONG Zhuke and WU Ting

Address: 689 Guangdong Road, Shanghai

Tel: 021-23219000

Fax: 021-63411627

XI. Other Matters to be Explained as Deemed as Necessary by the Sponsor

The Sponsor has no other matters to be explained.

XII. Recommendation Conclusion of the Sponsor for the Current Listing

The Sponsor considers that: the Issuer abides by the Company Law, the Securities Law, the Administrative Measures for Registration of IPO on the STAR Market (Trial),

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Listing Rules for the STAR Market of the Shanghai Stock Exchange and other laws regulations and normative documents. The Issuer meets the position of the STAR Market and is qualified to be listed on the STAR Market of the Shanghai Stock Exchange. The Sponsor agrees to recommend Beijing Tongmei Xtal Technology Limited for its IPO and listing on the STAR Market and assumes relevant sponsorship liabilities.

The Sponsor hereby makes the recommendation for approval!

(The following space is left blank intentionally.)

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(The following space is left blank intentionally, and is only for the signing and stamping of the Haitong Securities Co., Ltd.’s Sponsorship Letter for Listing in respect of Initial Public Offering and STAR Market Listing of Shares of Beijing Tongmei Xtal Technology Co., Ltd.)

Signature of the co-organizer:
XI Hua
July 4, 2022
Signature of the representative of the Sponsor:
ZHONG Zhuke WU Ting
July 4, 2022
Signature of the responsible person for internal review:
ZHANG Weidong
July 4, 2022
Signature of the responsible person for sponsorship business:
REN Peng
July 4, 2022
Signature of the general manager of the Sponsor:
LI Jun
July 4, 2022
Signature of the chairman and legal representative of the Sponsor:
ZHOU Jie
July 4, 2022
Sponsor: Haitong Securities Co., Ltd.
July 4, 2022

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